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                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

                                    Issued by

                       TRANSAMERICA LIFE INSURANCE COMPANY

                        Supplement Dated October 4, 2002
                                     to the
                          Prospectus dated May 1, 2002

The following hereby amends, and to the extent it is inconsistent replaces, the corresponding Managed Annuity Program sections of the prospectus:

         Conditions of Exercise of the Managed Annuity Program. You can only
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         annuitize using the Managed Annuity Program within the 30 days after a rider anniversary after the Managed Annuity Program is elected. You cannot, however, annuitize using the Managed Annuity Program after the rider anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the Managed Annuity Program on page one of the rider.

         Termination. The Managed Annuity Program will terminate upon the
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         earliest of the following:

         o the date we receive written notice from you requesting termination of the Managed Annuity Program (you may not terminate the rider before the first rider anniversary);

         o annuitization (you will still get guaranteed minimum stabilized payments if you annuitize under the Managed Annuity Program);

         o upgrade of the minimum income base (although a new rider will be issued);

         o  termination of your policy; or

         o 30 days after the rider anniversary after your 94th birthday (earlier if required by state law).

         The Managed Annuity Program may vary for certain policies and may not be available for all policies.



                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
           ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY dated May 1, 2002